AUGUST 9, 2017

SUPPLEMENT TO

THE HARTFORD INTERNATIONAL SMALL COMPANY FUND

(A SERIES OF THE HARTFORD MUTUAL FUNDS, INC.)

SUMMARY PROSPECTUS DATED MARCH 1, 2017, AS RESTATED JUNE 26, 2017

This Supplement contains new and additional information and should be read in connection with your Summary Prospectus.

Effective immediately, under the heading “Purchase and Sale of Fund Shares,” the following is added to the end of the list of investors allowed to purchase shares:

and (ix) purchases through an approved broker-dealer by: employees of Hartford Funds Management Company, LLC and its affiliates, employees of Wellington Management, and directors of The Hartford Mutual Funds, Inc. Please see the section entitled “Classes of Shares” in the Fund’s statutory prospectus for more information.

This Supplement should be retained with your Summary Prospectus for future reference.

HV-7323	August 2017